UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 11, 2009
Date of Report (Date of earliest event reported)

WSFS Financial Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-16668	22-2866913
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

500 Delaware Avenue, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 792-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 8 -- Other Events

Item 8.01	Other Events.

On March 11, 2009, Mark A. Turner, President and Chief Executive Officer of the Registrant, Stephen A. Fowle, Executive Vice President and Chief Financial Officer of the Registrant and Rodger Levenson, Executive Vice President and Director of Commercial Banking, made a presentation at a meeting with analysts in Ardmore, Pennsylvania. A copy of the presentation materials are attached as Exhibit 99 hereto and will be available on the Registrant’s web site.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WSFS FINANCIAL CORPORATION
Date: March 13, 2009	By:	/s/ Stephen A. Fowle
Stephen A. Fowle Executive Vice President and Chief Financial Officer